Genie Energy Ltd

(NYSE: GNE)

Investor Presentation

September 2012

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Genie's and its divisions' future performance;
- projections of Genie's and its divisions' results of operations or financial condition;
- statements regarding Genie's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of Genie's shale oil projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Genie's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie's control. Such known and unknown risks, uncertainties and other factors may cause Genie's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Genie's periodic filings made with the Securities and Exchange Commission.

Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Genie's current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

See **"Cautionary Statements Regarding Oil and Gas Quantities"** on the next page.

Cautionary Statements Regarding Oil and Gas Quantities

The Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms reserve or resource "potential," "upside," "oil and gas in place" or "OGIP," "OIP" or "GIP," and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

Genie Overview

IDT Energy

IDT Energy is a retail energy provider (REP) operating in the Northeast U.S.

- Founded in 2004, now largest independent REP serving residential market in the Northeast
- Purchases electricity & gas in wholesale markets for resale to end users
- Currently servicing over 500k meters in NY, NJ and PA. Just launched first market in MD
- Growth business with attractive returns/profits

Genie Oil and Gas (GOGAS)

GOGAS is an unconventional energy technology and resource company

- World class scientific team focused on in-situ oil shale technologies to produce clean and affordable transportation fuels
- Operating development projects in Israel and Colorado with tens of billions of barrels of resource potential
- Investment business with significant future potential

Genie Energy

Genie Energy was spun off from IDT Corp to shareholders on October 28th 2011


Genie Energy
IDT Energy
Genie Oil & Gas
American Shale Oil (AMSO)
Israel Energy Initiatives (IEI)

Symbol	NYSE: GNE
Stock Price*	$7.40
Shares Outstanding	23.0 million
Volume (Avg - 3 months)	55 thousand
Market Capitalization*	$170 million
Cash & Cash Equivalents**	$99 million
Debt	$0
Revenue (TTM)***	$196.1 million
EBITDA (TTM)***	$(3.0) million
Insider Ownership (Voting Power)	32.4% (77.6%)
Full Time Employees	120
Fiscal Year End	December 31st

** Market data as of 9/27/12*
*** Includes Cash, Restricted Cash and Marketable Securities*
**** TTM - Twelve months ended June 30 2012*

IDT Energy - Overview

IDT Energy is a leading retail energy provider (REP)

- Founded in 2004, now one of the largest independent residential REPs in Northeast
- Purchases electricity and gas in wholesale markets for resale to end users
- Delivery, billing and collections remain responsibility of incumbent utility

Value proposition

- Customers: Power of choice (no fees or contracts) and expectation of savings
- Utilities: POR and consolidated billing provide revenues while the REP takes load-based risk

Risk averse business model

- Residential and small business customers
  - Naturally short position enables purchase of supply in the spot market
  - Variable rates – bill at cost of commodity plus mark-up
  - No long term fixed price contracts
- Focus on markets with REP-favorable regulatory environments
  - Purchase of Receivables (POR) programs limit bad debt exposure
  - Liquid and transparent wholesale commodity markets

REP Industry Highlights

Genie Energy

INDUSTRY HIGHLIGHTS

- Substantial deregulation has led to a $240B energy retail market
- Currently, 46 REPs with over $100MM in revenue represent 21.5% of the market
- 40 of the 46 REPs offer primarily fixed-price contracts; 6 REPs with a primarily variable book (limited commodity exposure)
  - IDT Energy is the largest residential-oriented REP with a variable book
- The one pure-play public peer, Just Energy, consistently trades between 10.0 – 12.0x LTM EBITDA
- 14 REP M&A transactions have been announced in 2011 (25% of the total since 2000)

16 DEREGULATED ELECTRICITY MARKETS


Deregulated
Electric Restructuring Suspended
Regulated

22 DEREGULATED NATURAL GAS MARKETS


Fully deregulated
Statewide unbundling - inactive/limited
Statewide unbundling – implementation phase
Pilot Programs/partial unbundling
Pilot program discontinued
No unbundling

Source: Stephens Inc. Corporate Finance

IDT Energy – Meter + RCE Growth

METERS



600,000
500,000
400,000
300,000
200,000
100,000
–
2004
2005
2006
2007
2008
2009
2010
2011
2012

RESIDENTIAL CUSTOMER EQUIVALENTS (RCEs)



350,000
300,000
250,000
200,000
150,000
100,000
50,000

2Q11
3Q11
4Q11
1Q12
2Q12
Electricity RCE's
Natural Gas RCE's

COMMENTARY

- 2011-12: Focus on acquiring high consumption electric meters primarily in new PA territories
- 2Q12: Strong sequential electric meter and RCE growth
- 3Q12: Entered fourth state - Maryland

IDT Energy – Markets & Opportunities

	Total Meters (in thousands)	Residential Meters (in thousands)	Res. Meters Migrated to REPs (in thousands)	% Res. Meters Migrated	IDT Market Share	Year Entered Market
Existing Markets						
New York	11,480	10,131	1,896	18.7%	19.2%	2005
Pennsylvania	5,650	4,613	1,924	41.7%	4.7%	2010
New Jersey	6,763	6,007	663	11.0%	6.1%	2010
Total Existing Markets	23,893	20,751	4,483	21.6%	11.0%	
Recently Launched						
Maryland	3,000					
Prospective Markets						
Illinois, Connecticut, DC	10,300					

**Note: Data compiled from state regulatory agencies. Regulatory reports are provided in inconsistent formats and represent a range of reporting dates. As a result, data presented represents an approximation as of June 30, 2012 (2Q12).*

IDT Energy – Results of Operations

(USD in millions)	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12
Revenue	$63.4	$38.7	$56.1	$39.7	$57.5	$42.8
Gross Profit	17.2	9.8	20.1	9.5	18.0	11.6
SG&A	7.3	7.9	13.7	8.1	10.7	10.6
EBITDA and Income (Loss) from Operations	**9.9**	**1.9**	**6.4**	**1.5**	**7.4**	**1.1**

COMMENTARY

- Consistently EBITDA positive
- All customer acquisition and marketing costs expensed in the period incurred
- Minimal CAPEX and D&A expense
- 4Q11 and 1Q12 impacted by unseasonably mild winter and, 3Q11 by a $2.7 million tax accrual
- Seasonality: Q2 and Q4 shoulder periods between peak heating and cooling seasons

Genie Oil and Gas – Investment Thesis

Growing Demand and Peaking Supply of "Easy" Oil Creates Need For New Sources

Exploration Agreements in Two of the Top Three Global Oil Shale Deposits

- Genie has secured exploration rights in the Green River Formation (Colorado-U.S. 1.4 Trillion BBL) and Shfela Basin (Israel, ~250 Billion BBL)
- 50 billion barrels of oil in place in exclusive exploration license areas

Unparalleled Technical Expertise in In-Situ Oil Shale Development

- Genie's technical professionals have industry-leading experience in developing and piloting in-situ extraction methods for unconventional resources

Partnerships with Oil Major and Strategic Investors

- 50/50 Joint Venture with Total in Colorado and strategic investments in 2010 from leading financial investors, including the Rothschild Group and Michael Steinhardt

Expansion Opportunities Into Additional Resources and Territories

- Genie's technology and business development allows for expansion into new territories and additional unconventional resources (tight oil, heavy oil, tar sands)

Oil Shale – Genie's In-Situ Recovery

- Oil shale generally refers to a sedimentary rock that contains solid hydrocarbon materials called kerogen
- When oil shale is heated to ~650°F the kerogen generates hydrocarbon liquids and gases; no "fracking" involved



- In-situ extraction has significant technical and environmental advantages and yields substantial net energy gains
- Produces a light hydrocarbon product composed of naphtha, jet, diesel, natural gas and hydrogen
- Estimated all-in production costs under $40 USD/barrel *(in Israel)*

Is Oil Shale the Next Canadian Oil Sands?

1957 – Shell experiments with in situ process on oil sands

1962 – Imperial Oil drills 10 evaluation wells at Cold Lake using in situ technology and builds pilot plant

1967 – The world's first commercial oil sands surface mining operation is started at The Great Canadian Oil Sands plant, producing 30,000 bpd

1969 – Dr. Roger Butler, an engineer for Imperial Oil, invents the SAGD concept

1982-1990 – The Alberta Oil Sands Technology and Research Authority conducts the first test of twin (horizontal) SAGD wells, producing 2,000 bpd

1985 – World's first commercial in situ oil sands operation is started by Imperial Oil at Cold Lake

2002 – Suncor production surpasses 200K bpd (surface mining)

2009 –High recovery and low costs of SAGD process allows Alberta Energy Resources Conservation Board to increase proven oil reserves to 179 billion barrels

2011 – The Cold Lake production project, the largest thermal in situ heavy oil project in the world, produces 140,000 bpd



Historical Production of Canadian Oil Sands
(Surface Mining vs. In Situ) 1990-2010
Millions of Barrels
1.5
1.25
1
0.75
0.5
0.25
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
Surface Mining
In Situ

Sources: npr.org, ceri.ca

Characteristic	Athabasca Oil Sands	Green River Oil	Units
Richness	22	30	gal/ton
Energy	75,000	1,300,000	bbl oil/acre
Quality of Oil	34	40	deg API
Water	>3	<1	bbl water/bbl oil

Israel Energy Initiatives (IEI)

Exclusive oil shale exploration license in Israel

- Covers 238 sq. km in south of Hashfela region
- Estimated 40 billion boe in place
- Subject to permitting and approvals
- Upon conclusion of successful pilot and declaration of discovery, IEI is entitled to a long term commercial lease
- License contains mechanisms for returning excess land to government
- Pilot test planned for 2013-2014


Legend
Terminal
Pumping Station
Refinery
City
Crude Oil Pipelines
Eilat – Ashkelon
Ashkelon – Haifa
Ashkelon Ashdod
Products Pipeline
Givati – Eilat
Regional Map
Haifa
Glilot
Tel-Aviv
Jerusalem
Ashdod
Ashkelon
Givati
Beer-Sheba
Mashabei-Sadeh
Faran
Yotvetah
Eilat

Oil Shale Potential of Israel

- Israel has one of the largest and best oil shale deposits in the world for in situ conversion

- World class resource:
  - Richness: ~ 23 - 25 gal/ton
  - Thickness: up to 300 m thick with 100 m thick High Grade Zone
  - Very Low Water Inflow to Wells
  - Complete Isolation from Aquifers


Vial 4

Shale oil produced in BGU lab from IEI's license area

American Shale Oil - AMSO

AMSO is developing a federal RD&D lease in the Piceance Basin of Colorado

- AMSO LLC is 50% owned by Genie & 50% by Total, S.A.
- Shell is nearby RD&D lease holder
- Genie operating AMSO during pre-commercial phase
- Total funding the majority of R&D expenditures, provides technical expertise, and will operate commercial project
- Lease provides 160 acres for testing in-situ technologies
- Demonstration of commercial and environmental viability provides access to 5,120 acres (8 square miles) preferential right area containing ~10 billion boe in place of which ~2 billion is within the target illite oil shale layer
- Commercial production target 100,000 boe per day for 25+ years
- Pilot test planned for late 2012. Upon success, move to demonstration phase



Piceance Basin
0
15
Miles
Shell
2.5
2.0
1.5
1.0
0.5
AMSO Preference-Right Area
Resource quality, in millions of barrels per acre

Illustrative Project Development Timeline

Genie Energy

Two Years	Two -Three Years	Three-Four Years	
Appraisal Phase *$5-15 Million*	**Pilot Phase** *$25-35 Million*	**Demo Phase** *$75 - $100 Million*	**Commercial Operations**
Conduct comprehensive geological survey	Design, construct and operate a pilot facility *First Oil Produced* Demonstrate viability of the technology	Construct design and operate demo facility Up to 2,000 bpd steady state production	Scale up to full commercial operations

Both IEI and AMSO are in the Pilot phase of development

Genie Energy Financials

(USD in millions)	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12
Revenue	$63.4	$38.7	$56.1	$39.7	$57.5	$42.8
Gross Profit	17.2	9.8	20.2	9.5	18.0	11.6
SG&A	7.7	8.4	14.7	9.6	12.4	12.9
Research and Development	2.3	1.8	1.7	1.6	2.1	2.8
Equity in the Loss of AMSO,LLC	0.7	2.2	1.6	1.2	0.8	0.9
EBITDA and Income (Loss) from Operations	**6.5**	**(2.6)**	**2.2**	**(2.9)**	**2.7**	**(5.0)**

Tender Offer for Genie Preferred Stock

Genie Energy

Holders of Common Stock Can Exchange for Preferred

- Holders of Genie Class B common stock may exchange shares for shares of preferred on 1 for 1 basis
- Up to 8,750,000 shares of common may be exchanged
- Tender closes October 10, 2012, unless extended
- Company has no position on tender nor recommendation to shareholders
- Genie's controlling shareholder, Howard Jonas, will not tender his shares

Preferred Stock

- $0.6375 annual dividend plus 7.5% of EBITDA generated by REP business in excess of $32 million per year, divided by 8,750,000. Base dividend is payable quarterly. Additional dividends, if any, are paid annually
- Genie has option to redeem at $8.585 per share after 4 years, $8.50 per share after five years, in either case, plus payment of accrued dividends
- Liquidation preference of $8.50 per share
- Common stock cannot receive dividends unless all accrued preferred dividends paid

Common Stock

- Current intention is to suspend the dividend. After close of the tender it will be evaluated in light of all circumstances, including the dividend requirements on the Preferred and the company's results of operations and projected cash needs.
- Common equity ownership (subject to senior liquidation preference of preferred) will increase proportionally with the number of shares tendered

Genie Energy – Investment Thesis

Investment Exposure to Two Powerful Trends Within the Energy Sector

•Deregulation of the $240B retail energy market
•Increasing global demand and peaking production of conventional (easy) oil

Experienced Management Team

•REP led by industry veterans who built the business from the ground up
•Unconventional program led by top scientists and engineers in the field

Attractive Market Valuation

•Currently trading modestly above cash value
•Strong cash flow generating REP business
•Long term upside from high potential oil shale exploration projects

Strong Financial Health

•Balance sheet cash and marketable securities provides adequate liquidity to fund growth of the REP business and invest in unconventional energy projects
•No debt

Appendix

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), Genie Energy's investor presentation included Adjusted EBITDA, which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Genie's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add (1) depreciation and amortization, (2) severance and other charges. These additions and deductions are non-cash and/or non-routine items in the relevant fiscal 2011, fiscal 2010, and fiscal 2009 periods.

Management believes that Genie's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of Genie's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to Genie's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of Genie's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and Genie's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

Severance and other charges are also excluded in the calculation of Adjusted EBITDA. Severance and other charges are reflective of decisions made by management in each period regarding the aspects of Genie's and its segments' businesses to be focused on in light of changing market realities and other factors. In addition, severance and other charges have substantially decreased and are expected to remain at reduced levels for the foreseeable future. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of Genie's core and continuing operations.

The other calculation of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, Genie's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA to the most directly comparable GAAP measure for both Genie Energy and Genie's IDT Energy segment.

Reconciliation of Non-GAAP Financials

Genie Energy (NYSE: GNE) **Page 5** *(in thousands)*	**Genie Energy TTM**
EBITDA	($2,963)
Subtract (add):	
Depreciation and amortization	70
Income (loss) from operations	($3,033)

Genie Energy